UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 28, 2021
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 28, 2021, Marathon Petroleum Corporation (the “Corporation”) held its 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). At the 2021 Annual Meeting, the Corporation’s shareholders approved the Marathon Petroleum Corporation 2021 Incentive Compensation Plan (the “2021 Plan”). The Board of Directors of the Corporation had previously adopted and approved the 2021 Plan on February 24, 2021, subject to shareholder approval.

The 2021 Plan replaces the Amended and Restated Marathon Petroleum Corporation 2012 Incentive Compensation Plan, as amended (the “Prior Plan”). The Prior Plan expires according to its terms on April 25, 2022. Following shareholder approval of the 2021 Plan, no new awards may be granted under the Prior Plan but all awards granted under the Prior Plan that were outstanding as of the date that shareholders approved the 2021 Plan will remain outstanding and will continue to be governed by the terms of the Prior Plan.

Those eligible for awards under the 2021 Plan include the Corporation’s employees, non-employee directors and certain consultants of the Corporation and its subsidiaries. The Corporation’s named executive officers are eligible employees under the 2021 Plan. The 2021 Plan is intended to provide to such persons incentives and rewards for performance and/or service to the Corporation.

The 2021 Plan authorizes the grant of awards, including shares of the Corporation’s common stock, in any combination of the following:

• stock options, including incentive stock options and non-qualified stock options;
• stock appreciation rights (or SARs);
• stock awards, restricted stock awards and other awards denominated or paid in common stock;
• restricted stock units (which may include dividend equivalents);
• cash awards; and
• performance awards.

The maximum number of shares of common stock available for awards under the 2021 Plan (subject to the adjustment provisions and the share counting rules of the 2021 Plan) is 20,500,000 shares, less any shares subject to grants made under the Prior Plan after December 31, 2020 and prior to the effective date of the 2021 Plan (and counted on a one-for-one basis). If, after the effective date of the 2021 Plan, any shares subject to an award under the 2021 Plan or under the Prior Plan, or any awards under the 2021 Plan or under the Prior Plan, are forfeited, canceled, unearned, expire or are settled for cash (in each case in whole or in part), the shares subject to the award may be used again for awards under the 2021 Plan to the extent of the forfeiture, cancellation, lack of being earned, expiration or cash settlement.

A summary of the 2021 Plan is set forth in the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2021 and is incorporated herein by reference. The summaries set forth above and therein do not purport to be complete and are each qualified by reference to the full text of the 2021 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The 2021 Annual Meeting was held on April 28, 2021. The following are the voting results on proposals considered and voted upon at the 2021 Annual Meeting.

1.	ELECTION OF CLASS I DIRECTORS
The shareholders elected each of Abdulaziz F. Alkhayyal, Michael J. Hennigan, Jonathan Z. Cohen and Frank M. Semple as Class I directors, each to serve terms expiring on the date of the Corporation’s 2024 Annual Meeting of Shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Abdulaziz F. Alkhayyal	330,656,434	98,691,201	5,392,768	86,115,918
Jonathan Z. Cohen	406,817,001	21,950,844	5,972,558	86,115,918
Michael J. Hennigan	405,762,428	27,549,476	1,428,499	86,115,918
Frank M. Semple	429,335,791	4,722,662	681,950	86,115,918

2.	RATIFICATION OF INDEPENDENT AUDITOR FOR 2021
The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent auditor for the year ending December 31, 2021 by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS
513,395,618	5,726,630	1,734,073

3.	APPROVAL, ON AN ADVISORY BASIS, OF NAMED EXECUTIVE OFFICER COMPENSATION
The shareholders did not approve, on an advisory basis, the compensation of the Corporation’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
130,447,832	301,702,815	2,589,756	86,115,918

4.	APPROVAL OF THE MARATHON PETROLEUM CORPORATION 2021 INCENTIVE COMPENSATION PLAN
The shareholders approved the 2021 Plan by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
410,408,336	23,075,637	1,256,430	86,115,918

5.	APPROVAL OF AN AMENDMENT TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY PROVISIONS
The proposal to approve an amendment to the Corporation’s Restated Certificate of Incorporation to eliminate supermajority provisions did not receive the required affirmative vote of 80% of the Corporation’s outstanding shares:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
429,706,659	3,915,679	1,118,065	86,115,918

6.	APPROVAL OF AN AMENDMENT TO THE CORPORATION'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The proposal to approve an amendment to the Corporation’s Restated Certificate of Incorporation to declassify the Board of Directors did not receive the required affirmative vote of 80% of the Corporation’s outstanding shares:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
430,205,748	3,371,447	1,163,208	86,115,918

7.	SHAREHOLDER PROPOSAL
The shareholder proposal seeking to prohibit accelerated vesting of equity awards in connection with a change in control was not approved based on the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
161,770,950	271,270,957	1,698,496	86,115,918

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	Marathon Petroleum Corporation 2021 Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 4, 2021	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary